UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 2004


                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                          1-10863                       13-3473472
(State or other jurisdiction    (Commission                 (IRS Employer
 of incorporation)               File Number)                Identification No.)



    631 SOUTH RICHLAND AVENUE, YORK PA                              17403
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (717) 771-7890

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Item 5.  Other Events


On February 18, 2004, York issued a press release concerning dividend payments in 2004. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

99.1 Press release, dated February 18, 2004, issued by York International Corporation.

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



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      York International Corporation
                                     (Registrant)


Date:  February 18, 2004          By:  /s/ M. David Kornblatt
                                      ------------------------------------------
                                      M. David Kornblatt
                                      Vice President and Chief Financial Officer


Exhibit Index

99.1 Press release, dated February 18, 2004, issued by York International Corporation.